DELAWARE GROUP INCOME FUNDS
Delaware Corporate Bond Fund
Delaware Delchester Fund
Delaware Extended Duration Bond Fund
Delaware High-Yield Opportunities Fund

DELAWARE POOLED TRUST
The High-Yield Bond Portfolio

DELAWARE VIP TRUST
Delaware VIP High Yield Series

(each a "Fund")

Supplement to the Fund's Prospectuses and Statements of Additional Information

On August 19, 2004, the Board of Trustees approved a variety of changes to the Funds' investment policies as described below in an effort to standardize the Funds' investment policies in these areas. All changes to the Funds' investment policies are effective as of November 1, 2004.

For all Funds:
The following replaces similar language in the Prospectuses and Statements of Additional Information:

We may invest up to 25% of total assets in foreign securities. Securities of foreign issuers are also subject to certain risks such as political and economic instability, currency fluctuations and less stringent regulatory standards.

The following information is added to each Fund's Prospectus under the section titled "The securities we typically invest in" and modifies each Fund's Statement of Additional Information:

Securities	How we use them

Loan participations: An interest in a loan or other direct indebtedness, such as an assignment, that entitles the acquiring of such interest to payments of interest, principal and/or other amounts due under the structure of the loan or other direct indebtedness. In addition to being structured as secured or unsecured loans, such investments could be structured as novations or assignments or represent trade or other claims owed by a company to a supplier.

Each Fund may loan up to 25% of its assets to qualified broker/dealers or institutional investors for their use relating to short sales and other security transactions. The Fund may invest in loans, including assignments and participation interests.

The following information is added to each Fund's Prospectus under the section titled "The risks of investing in the Funds" and modifies each Fund's Statement of Additional Information:

Risks	How we strive to manage them

Loans and Other Direct Indebtedness involve the risk that the Fund will not receive payment of principal, interest and other amounts due in connection with these investments and will depend primarily on the financial condition of the borrower. Loans that are fully secured offer a Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal, although there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower's obligation, or that the collateral can be liquidated. Some loans or claims may be in default at the time of purchase. Certain of the loans and the other direct indebtedness acquired by a Fund may involve revolving credit facilities or other standby financing commitments which obligate a Fund to pay additional cash on a certain date or on demand. These commitments may require a Fund to increase its investment in a company at a time when that Fund might not otherwise decide to do so (including at a time when the company's financial condition makes it unlikely that such amounts will be repaid). To the extent that a Fund is committed to advance additional funds, it will at all times hold and maintain in a segregated account cash or other high-grade debt obligations in an amount sufficient to meet such commitments.

As a Fund may be required to rely upon another lending institution to collect and pass onto the Fund amounts payable with respect to the loan and to enforce the Fund's rights under the loan and other direct indebtedness, an insolvency, bankruptcy or reorganization of the lending institution may delay or prevent the Fund from receiving such amounts. The highly leveraged nature of many such loans and other direct indebtedness may make such loans and other direct indebtedness especially vulnerable to adverse changes in economic or market conditions. Investments in such loans and other direct indebtedness may involve additional risk to the Fund.

These risks may not be completely eliminated, but we will attempt to reduce these risks through portfolio diversification, credit analysis and attention to trends in the economy, industries and financial markets. As these securities may be illiquid, they would be subject to the Fund's restrictions on illiquid securities.

For Delaware Corporate Bond Fund and Delaware Extended Duration Bond Fund:
The following information is added to the Funds' Prospectuses under the section titled "The risks of investing in the Funds":
Risks	How we strive to manage them

Foreign risk is the risk that foreign securities may be adversely affected by political instability, changes in currency exchange rates, foreign economic conditions or inadequate regulatory and accounting standards.

We carefully evaluate the reward and risk associated with each foreign security that we consider. We may invest up to 25% of the portfolio in securities of foreign issuers.

For Delaware Delchester Fund:
The following replaces all similar references in the Fund's Prospectuses and Statement of Additional Information:

The Fund may invest up to 15% of net assets in illiquid securities.

This Supplement is dated September 7, 2004.